                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   November 4, 2004
                                                 -------------------------------

                            Finlay Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                       0-25716                   13-3492802
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(State or other jurisdiction         (Commission               (IRS Employer
 of incorporation)                   File Number)            Identification No.)

529 Fifth Avenue, New York, New York                                    10017
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 4, 2004, Finlay Enterprises, Inc. (the "Registrant"), issued a press release announcing the Registrant's sales for the third quarter and nine months ended October 30, 2004. A copy of the press release is attached as
Exhibit 99.1 to this current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a) - (b) Not Applicable

     (c)  Exhibits. The following exhibit is filed as part of this report:

          EXHIBIT NO.       DESCRIPTION
          -----------       -----------

          99.1              Finlay Enterprises, Inc. press release dated
                            November 4, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FINLAY ENTERPRISES, INC.

Date:  November 4, 2004                    By:  /s/ Bruce E. Zurlnick
                                                --------------------------------
                                                Bruce E. Zurlnick
                                                Senior Vice President, Treasurer
                                                and Chief Financial Officer